SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         25-Nov-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB3

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB3
(Exact name of registrant as specified in its charter)

Delaware           333-106175               13-5674085
(State or Other    (Commission              (I.R.S. Employer
Jurisdiction of    File Number)             Identification
Incorporation)                              Number)

4LD FINANCIAL CENTER FLOOR 10
NEW YORK, NY                    10281-1310
(Address of Principal           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 212-449-1000

Item 5.  Other Events

On        25-Nov-03a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          25-Nov-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated           25-Nov-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                11/25/2003

                     Beginning
                    Certificate
 Class     Cusip    Balance(1)   Principal    Interest
AF-1     12489WGJ7  176007017.75  7198347.59   422239.64
AV-1     12489WGK4   51802388.84  2525756.35    60920.96
M-1      12489WGM0   14850000.00        0.00    52849.80
M-2      12489WGN8   14850000.00        0.00    56450.67
B-1      12489WGP3    7425000.00        0.00    34356.95
B-2      12489WGQ1    3712500.00        0.00    19752.48
B-3      12489WGR9    2970000.00        0.00    17033.74
A-IO*    12489WGL2  217747000.00        0.00   544328.14
N*          NA              0.00        0.00        0.00
X           NA          N/A             0.00  614,714.49
R            0          N/A             0.00       48.05
Total               271616906.59  9724103.94  1822694.92
* Notional
                      Ending
                    Certificate
 Class    Losses      Balance
AF-1       0.00     168808670.16
AV-1       0.00      49276632.49
M-1        0.00      14850000.00
M-2        0.00      14850000.00
B-1        0.00       7425000.00
B-2        0.00       3712500.00
B-3        0.00       2970000.00
A-IO*       N/A     201538000.00
N*          N/A             0.00
X           N/A              N/A
R           N/A              N/A
Total      0.00     261892802.65


              AMOUNTS PER $1,000 UNIT
                                               Ending
                                            Certificate
 Class   Principal   Interest      Total      Balance
AF-1    37.09838271 2.17611161  39.27449432 869.99531092
AV-1    45.19803067 1.09017143  46.28820210 881.79794012
M-1      0.00000000 3.55890909   3.55890909 1000.00000000
M-2      0.00000000 3.80139192   3.80139192 1000.00000000
B-1      0.00000000 4.62719865   4.62719865 1000.00000000
B-2      0.00000000 5.32053333   5.32053333 1000.00000000
B-3      0.00000000 5.73526599   5.73526599 1000.00000000
A-IO     0.00000000 1.83467584   1.83467584 679.29043544
N        0.00000000 0.00000000   0.00000000   0.00000000
X        0.00000000 0.00000000   0.00000000   0.00000000
R        0.00000000 0.00000000   0.00000000   0.00000000

                      Current
                   Pass-Through
Class     Losses   Interest Rate
AF-1     0.00000000     2.87900%
AV-1     0.00000000     1.46000%
M-1      0.00000000     4.27100%
M-2      0.00000000     4.56200%
B-1      0.00000000     4.99567%
B-2      0.00000000     4.99567%
B-3      0.00000000     4.99567%
A-IO     0.00000000     3.00000%
N        0.00000000          N/A
X        0.00000000          N/A
R        0.00000000          N/A


Distribution Date:     25-Nov-03

        Distribution Statement
        Pooling and Servicing Agreement Dated June 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distributions)                  2966907.68
      O/C Release Amount                                       0.00
      O/C Deficiency (after distributions)                     0.00
      O/C Target Amount                                  2966907.68
      O/C Amount (after distributions)                   2966907.68

    Amount of Excess Interest                  480517.03
    Amount of Excess Cashflow                  480517.03



iv) Servicing Fees    Group 1     Group 2      Total
                        88501.02    25937.25   114438.27

v) Advances                                  139905.72

vi) Ending Pool Balance
                      Group 1                 Group 2      Total
                    205135987.86            59723722.47 264859710.33

vii)    Loan Count                      1401         406       1807
Wt'd avg Rem Term                        316         345        323
Wt'd avg Mortage Rate               7.72949%    8.10209%   7.81351%

viii)  Delinquency And Foreclosure Information:

Group 1            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                1310     194201345.75     0             0.00
30 days delinquent:     50        5492594.00     3        137751.90
60 days delinquent:     15        1270476.41     2        145901.23
90+ days delinquent     26        4442932.38     4        314006.84


                    Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquent     13        3047540.35


Group 2            All Categories            Bankruptcy
                      Number      Balance      Number     Balance
Current                 365      53471007.64     0             0.00
30 days delinquent:     20        2840569.52     0             0.00
60 days delinquent:      8        1338121.57     0             0.00
90+ days delinquen     13        2119792.11     1         64547.05


                                          Foreclosure
                      Number      Balance
Current                  0              0.00
30 days delinquent:      0              0.00
60 days delinquent:      0              0.00
90+ days delinquen      8        1628769.80


ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number        Unpaid Prin.   Sched Bal             Book Value
   0                     0           0                       0


                        Group 1     Group 2       Total
xi)     Prepayments   6928743.74  2478424.93  9407168.67

xii) Current Period Prepayment Penalties       147074.64
Aggregate Prepayment Penalties                 293249.67
Prepayment Penalties allocable to Classes N    293249.67


xiii) Aggregate Realized Losses incurred during Due Period Cumulative Realized Losses
                        Group 1     Group 2       Total
                            0.00        0.00        0.00
                        1,085.92        0.00    1,085.92

xiv)    Realized Loss Allocations
                                Class           Loss
                                AF-1                0.00
                                AV-1                0.00
                                M-1                 0.00
                                M-2                 0.00
                                B-1                 0.00
                                B-2                 0.00
                                B-3                 0.00
                                A-IO*                N/A
                                N*                   N/A



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                  Group 1     Group 2      Total
                                        0.00        0.00       0.00

xix)    Trustee Fees                 1857.93      544.68    2402.61

xx)     Interest Carryover Amounts
        Current DisAmounts Remaining
AF-1            N/A          N/A
AV-1           0.00         0.00
M-1            0.00         0.00
M-2            0.00         0.00
B-1        3,448.46         0.00
B-2        4,298.23         0.00
B-3        5,082.45         0.00

xxi) O/C Deficiency (after distribution)                       0.00

xxii) Has Trigger Event has occurred?       NO
Cummulative Realized Losses Percentage      0.02064%

xxiii)  Available Funds         Group 1     Group 2        Total
Sched Net Interest              1281460.50   396648.80   1678109.30
Scheduled Principal             269603.85     47331.42    316935.27
Unscheduled Principal           6928743.74   2478424.93  9407168.67
Available Funds                 8479808.09   2922405.15 11402213.24

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number        Unpd Prin Bal    Sched P    Liq Proc       Loss
   0                     0           0           0           0

xxvi)   Mortgage Loans Purchased by Servicer                   0.00

xxvii)  Mortgage Loans Re-Purchased by Servicer                0.00

                   ASSET BACKED FUNDING CORPORATION


                                By: /s/ Sheryl Christopherson
                                Name:  Sheryl Christopherson
                                Title: Vice President US Bank


Dated:   11/25/2003